SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 1, 1997


                           CORNICHE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            0-10909                                  22-2343568
     Commission File Number                IRS Employer Identification No.


     272 Route 206, Building B, #1.1, Flanders, New Jersey            07836
         (Address of principal executive offices)                   (Zip Code)


                                  201-927-7155
                          Registrant's Telephone Number

Item 5.  Other Items.

     This report is being filed to provide notice of the address of the Company's new executive offices at:

                                  272 Route 202
                                Building B, #1.1
                           Flanders, New Jersey 07836
                            Telephone: (201) 927-7155
                            Telecopy: (201) 927-5656



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORNICHE GROUP INCORPORATED



                                       By: /s/James J. Fyfe, Vice President
                                           _____________________________________
                                           James J. Fyfe, Vice President


Dated:  December 8, 1997